EXHIBIT 3
to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13D-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  April 16, 2001

                                   THE VARDE FUND, L.P.


                                   By:  Varde Partners, L.P.,
                                        its general partner


                                   By:  Varde Partners, Inc.,
                                        its general partner


                                   By:  /s/  George G. Hicks
                                        ---------------------------------------
                                        Name:    George G. Hicks
                                        Title:   Vice President



                                   THE VARDE FUND IV-A


                                   By:  Varde Partners, L.P.,
                                        its general partner


                                   By:  Varde Partners, Inc.,
                                        its general partner


                                   By:  /s/  George G. Hicks
                                        ---------------------------------------
                                        Name:    George G. Hicks
                                        Title:   Vice President

                                   VARDE PARTNERS, L.P.


                                   By: Varde Partners, Inc., its general partner


                                   By:  /s/  George G. Hicks
                                        ---------------------------------------
                                        Name:    George G. Hicks
                                        Title:   Vice President



                                   VARDE PARTNERS, INC.


                                   By:  /s/  George G. Hicks
                                        ---------------------------------------
                                        Name:    George G. Hicks
                                        Title:   Vice President



                                   VARDE FUND (CAYMAN), LTD.


                                   By:  Varde International Management, Inc.,
                                        its manager


                                   By:  /s/  George G. Hicks
                                        ---------------------------------------
                                        Name:    George G. Hicks
                                        Title:   Vice President



                                   VARDE INTERNATIONAL MANAGEMENT, INC.


                                   By:  /s/  George G. Hicks
                                        ---------------------------------------
                                        Name:    George G. Hicks
                                        Title:   Vice President



                                   MESIROW EVENT STRATEGIES FUND, L.P.


                                   By:  Varde Management, Inc., its manager


                                   By:  /s/  George G. Hicks
                                        ---------------------------------------
                                        Name:    George G. Hicks
                                        Title:   Vice President

                                   VARDE MANAGEMENT, INC.


                                   By:  /s/  George G. Hicks
                                        ---------------------------------------
                                        Name:    George G. Hicks
                                        Title:   Vice President